SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 9, 1998

                         THE BEAR STEARNS COMPANIES INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                File No. 1-8989            13-3286161
          --------                ---------------            ----------

(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)         Identification Number)


       245 Park Avenue, New York, New York                     10167
--------------------------------------------------------------------------------
   (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code: (212) 272-2000


                                 Not Applicable
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.    Other Events

Filed herewith are copies of:

         (a) Underwriting Agreement, dated December 9, 1998, among The Bear Stearns Companies Inc. (the "Company"), Bear Stearns Capital Trust II (the "Trust") and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives of the Underwriters, entered into in connection with the offering of 12,000,000 shares of 7 1/2% Trust Issued Preferred Securities of the Trust;

         (b) Opinion of Weil, Gotshal & Manges LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated December 9, 1998, included in the Registration Statement, as amended, filed by the Company and the Trust (Registration Nos. 333-66861; 333-66861-04).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Form Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  (1) Underwriting Agreement, dated December 9, 1998, among The Bear Stearns Companies Inc., Bear Stearns Capital Trust II and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives of the Underwriters.

                  (8) Opinion of Weil, Gotshal & Manges LLP as to certain federal income tax consequences.

                  (23.4)  Consent  of Weil,  Gotshal & Manges LLP  (Included  in
                  Exhibit 8).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.

                                        By: /s/ Samuel L. Molinaro Jr.
                                           --------------------------------
                                             Samuel L. Molinaro Jr.
                                             Senior Vice President - Finance
                                             and Chief Financial Officer

Dated:  December 11, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

(1) Underwriting Agreement, dated December 9, 1998, among The Bear Stearns Companies Inc., Bear Stearns Capital Trust II and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives of the Underwriters.

(8) Opinion of Weil, Gotshal & Manges LLP as to certain federal income tax consequences.

(23.4)         Consent of Weil, Gotshal & Manges LLP (Included in Exhibit 8).